Exhibit 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE (18 U.S.C. SECTION 1350), AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CARGO Therapeutics, Inc. (the “Company”), on Form 10-Q for the period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof, I, Anup Radhakrishnan, Interim Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act of 1934, as amended; and
2.
The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2025	By:	/s/ Anup Radhakrishnan
Anup Radhakrishnan
Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer
(Principal Executive Officer and Principal Financial Officer)